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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): February 12, 2003


                                  iVillage Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware                     000-25469                13-3845162
  ----------------------         --------------------     ---------------------
      (State or other              (Commission File          (IRS Employer
      jurisdiction of                   Number)             Identification No.)
       organization)





500-512 Seventh Avenue, New York, New York                           10018
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:  (212) 600-6000



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          (Former name or former address if changed since last report)



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Item 5.  Other Events.

         On February 12, 2003, iVillage Inc. ("iVillage") issued a press release announcing its financial results as of and for the quarter and year ended December 31, 2002. A copy of iVillage's press release announcing these financial results is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits

              99.1 Press Release dated February 12, 2003 regarding iVillage Inc.'s announcement of its financial results as of and for the quarter and year ended December 31, 2002.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                    iVillage Inc.
                                                    (Registrant)

         Date:  February 12, 2003              By:  /s/ Scott Levine
                                                    ----------------------------
                                                    Scott Levine
                                                    Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibits
99.1 Press Release dated February 12, 2003 regarding iVillage Inc.'s announcement of its financial results as of and for the quarter and year ended December 31, 2002.